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Exhibit (a)(1)(A)(ii)

        LETTER OF TRANSMITTAL

Offer to Purchase for Cash
Up to $15,000,000 in Value of Shares of its Common Stock
at a Purchase Price Not Greater Than $7.75 Nor Less Than $7.25 Per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 17, 2010, UNLESS THE OFFER IS EXTENDED OR TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

The Depositary for the Offer is:

BNY Mellon Shareowner Services

By First Class Mail:	By Facsimile Transmission:	By Registered, Certified or Express Mail, By Overnight Courier or By Hand:
BNY Mellon Shareowner Services Attn: Corporate Actions Department P.O. Box 3301 South Hackensack, NJ 07606	For Eligible Institutions Only: 201-680-4626 Confirm Facsimile Transmission by Telephone Only: 201-680-4860	BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

        YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE THE EXPIRATION DATE (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT OR THE DEPOSITORY TRUST COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

        If you have lost your Share certificates, please contact BNY Mellon Shareowner Services at (877) 296-3711
(toll free) or (201) 680-6578. See Instruction 12.

DESCRIPTION OF SHARES TENDERED (See Instructions 3, 4 and 14)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s) or security position listing with DTC	Shares of Common Stock Tendered (Attach Additional Signed List if Necessary)

	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Number of Shares Tendered(2)

Total Certificated Shares Tendered:

Total Shares Tendered by Book-Entry:

Total Shares Tendered:

Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary) See Instruction 14. (3) :
1st: 2nd: 3rd: 4th: 5th: 6th:

(1) Need not be completed for tenders made by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
(3) If you do not designate an order and less than all Shares tendered are purchased due to proration, the Depositary will select the Shares for purchase. See Instruction 14.

Note: Signatures must be provided below

 Please read the accompanying instructions carefully before completing this Letter of Transmittal.

        This Letter of Transmittal is to be used if certificates for shares of common stock, $.01 par value per share ("Shares"), of Tree.com, Inc. (the "Company") are to be forwarded herewith. This Letter of Transmittal should also be used if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at DTC (as defined below) pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below) unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is utilized. Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instructions 2 and 15.

        Your attention is directed to the following:

        1.     If you want to participate in the Offer (as defined below) and wish to maximize the chance that your Shares will be purchased in the Offer, you should check the box marked "Shares Tendered at Price Determined Pursuant to the Offer" below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the Purchase Price (as defined in the Offer to Purchase) determined pursuant to the Offer, your Shares will be deemed to be tendered at the minimum price of $7.25 per Share. YOU SHOULD UNDERSTAND THAT THIS ELECTION COULD RESULT IN YOUR TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $7.25 PER SHARE.

        2.     If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by You" below and complete the other portions of this Letter of Transmittal as appropriate.

        3.     If you want to retain your Shares, do not take any action.

        We urge tendering shareholders who hold Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares through their nominee and not directly to the Depositary.

QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Institution's DTC Participant Number:
Account Number:
Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Account Number:

        THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)
SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER (SEE INSTRUCTION 5)

        By checking the box below INSTEAD OF ONE OF THE BOXES BELOW under "Shares Tendered at Price Determined by You," the undersigned hereby tenders Shares at the Purchase Price determined by the Company in accordance with the terms of the Offer.

☐
The undersigned wants to maximize the chance of having the Company purchase all Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $7.25 PER SHARE.

—OR—

(2)
SHARES TENDERED AT PRICE DETERMINED BY YOU (SEE INSTRUCTION 5 BELOW)

        By checking ONE of the following boxes below INSTEAD OF THE BOX ABOVE under "Shares Tendered at Price Determined Pursuant to the Offer," the undersigned tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price determined by the Company is less than the price checked below. A SHAREHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SELECTED. The same Shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
ARE BEING TENDERED

☐ $7.25	☐ $7.45	☐ $7.65
☐ $7.35	☐ $7.55	☐ $7.75

        CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

 ODD LOTS

(See Instruction 13)

        To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

  ☐
  is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered;

—OR—

  ☐
  is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

Ladies and Gentlemen:

        The undersigned hereby tenders to the Company the above-described Shares, on the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated November 18, 2010 (the "Offer to Purchase"), and this Letter of Transmittal (this "Letter of Transmittal" which, together with the Offer to Purchase, as they may be amended and supplemented from time to time, constitute the "Offer"), receipt of which is hereby acknowledged.

        Subject to and effective on acceptance for payment of the Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered and irrevocably constitutes and appoints BNY Mellon Shareowner Services (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares, to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Depositary as the undersigned's agent, of the aggregate Purchase Price with respect to such Shares, (b) present certificates for such Shares for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby covenants, represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the Shares, and the same will not be subject to any adverse claim or right; (b) the undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered, all in accordance with the terms of the Offer; and (c) the undersigned understands that tendering Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that: (i) the undersigned has a "net long position" in Shares or Equivalent Securities (as defined in the Offer to Purchase) at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 (as amended, the "Exchange Act") and (ii) such tender of Shares complies with Rule 14e-4 promulgated under the Exchange Act. See Section 3 of the Offer to Purchase.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable. See Section 4 of the Offer to Purchase.

        The Company's acceptance for payment of Shares properly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.

        The undersigned understands that, promptly after the Expiration Date and upon the terms and subject to the conditions of the Offer, the Company will determine a single per Share Purchase Price, taking into account the total number of Shares properly tendered and not properly withdrawn in the Offer and the price or prices specified by tendering shareholders, of not greater than $7.75 nor less than $7.25 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, that the Company will pay for Shares purchased in the Offer. The undersigned understands that the Purchase Price will be the lowest price within such range (in increments of $.10) that will allow the Company to purchase $15,000,000 in value of Shares, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn. The undersigned understands that if, based on the Purchase Price determined by the Company, Shares having an aggregate value of less than $15,000,000 are properly tendered, the Company will buy all the Shares that are properly tendered at or below the Purchase Price and not properly withdrawn. The undersigned understands that all Shares the Company purchases in the Offer will be purchased at the same Purchase Price, regardless of whether the undersigned tendered at a lower price. The undersigned understands that the Company will purchase only Shares properly tendered at or below the Purchase Price the Company determines and not properly withdrawn prior to the Expiration Date.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue a check for payment of the Purchase Price for any Shares tendered hereby that are purchased by the Company and/or return any certificates for Shares not tendered or not accepted for payment by the Company in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the Purchase Price for any Shares tendered hereby that are purchased by the Company and/or return any certificates for Shares not tendered or not accepted for payment by the Company (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" herein are completed, please issue the check for payment of the Purchase Price for any Shares tendered hereby that are purchased by the Company and/or return any certificates for Shares not tendered or not accepted for payment by the Company (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. In case of a book-entry delivery of the Shares, please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by the Company by crediting the brokerage account at DTC designated above in accordance with the instructions of the broker. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares so tendered.

NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 7 BELOW.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 6, 7 and 8)

              To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price of Shares purchased by the Company are to be issued in the name of someone other than the undersigned.

  Issue:        ☐  Check                ☐  Certificate(s) to:

Name	(Please Print)
Address
(Include Zip Code)
(Taxpayer Identification or Social Security Number of the Person(s) Named Above) (See Substitute Form W-9 Included herein)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 6, 7 and 8)

              To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price of Shares purchased by the Company are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

  Mail:        ☐  Check                ☐  Certificate(s) to:

Name	(Please Print)
Address:
(Include Zip Code)

  PLEASE SIGN HERE

  By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

X
X
Signature(s) of Shareholder(s)

Dated:

              (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6)

Name(s):

(Please Type or Print)
Capacity (Full Title):
Address
(Include Zip Code)

Daytime Area Code and Telephone Number:
Tax Identification or Social Security Number:

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 6)

Authorized Signature:
Name(s):
(Please Type or Print)

Name of Firm:
Title:
Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.     Guarantee of Signatures.

        No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and payment and delivery are to be made to such registered holder, unless such registered holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

2.     Requirements of Tender.

        This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to properly tender Shares pursuant to the Offer, either (a) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date; and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

        The method of delivery of Shares, including delivery through DTC, this Letter of Transmittal and all other required documents is at the sole election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured for at least 2% of the current market value is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary prior to the Expiration Date.

        No alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3.     Inadequate Space.

        If the space provided in the box entitled "Description of Shares Tendered" in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares shown on the security position listing should be listed on a separate signed schedule attached hereto.

4.     Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).

        If fewer than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In that case, if any tendered Shares are purchased, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.     Indication of Price at Which Shares are Being Tendered.

        The shareholder MUST either (1) check the box in the section captioned "Shares Tendered at Price Determined Pursuant to the Offer" or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under the section captioned "Shares Tendered at Price Determined by You." For purposes of determining the Purchase Price, those Shares that are tendered by shareholders agreeing to accept the Purchase Price determined by the Company pursuant to the Offer will be deemed to be tendered at the minimum price of $7.25 per Share. Selecting option (1) would maximize the chances of your Shares being accepted for payment by the Company, but it also may lower the Purchase Price paid for Shares in the Offer and could result in the shareholder receiving the minimum price of $7.25 per Share. Selecting option (2) could result in none of the shareholder's tendered Shares being purchased if the Purchase Price for the Shares determined by the Company is less than the price selected by the shareholder.

        Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no valid tender of Shares. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered at more than one price, unless previously properly withdrawn in accordance with the terms of the Offer. In case of withdrawal, shareholders who tendered their Shares at multiple prices pursuant to multiple Letters of Transmittal must comply with the procedures set forth in Section 4 of the Offer to Purchase.

6.     Signatures on Letter of Transmittal, Stock Powers and Endorsements.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

        If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

        If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for Shares not tendered or not accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, or if payment for Shares purchased by the Company is to be made or certificate(s) for Shares not tendered or not accepted for payment are to be issued to a person other than the registered owner(s), the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). Signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1. Stock power forms may be obtained by calling the Depositary at the numbers set forth on the back cover of this Letter of Transmittal.

7.     Stock Transfer Taxes.

        The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if Shares not tendered or not accepted for payment are to be registered in the name of any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

        Except as provided in this Instruction 7 with respect to the evidence of payment of stock transfer taxes, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.     Special Payment and Delivery Instructions.

        If a check for the Purchase Price of any Shares purchased by the Company is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

9.     Irregularities.

        The Company will determine, in its sole discretion, all questions as to the number of properly tendered Shares to accept, the price to be paid therefore, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular Shares before or after the Expiration Date. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice. Any determinations by the Company and the Company's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties, subject to the rights of holders to challenge the determinations or interpretations in a court of competent jurisdiction.

10.   Tax Identification Number and Backup Withholding.

        To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number ("TIN") by completing the copy of the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding, or (y) otherwise establish an exemption. If you do not provide the Depositary (or other applicable withholding agent) with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments made to you pursuant to the Offer may be subject to backup withholding at a rate of 28%. If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is timely furnished to the IRS.

        To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN (or a suitable substitute form) to the Depositary (or other applicable withholding agent), certifying under penalties of perjury to the holder's exempt status or (ii) otherwise establish an exemption. IRS Form W-8BEN may be obtained from the Depositary or at the IRS' website at www.irs.gov.

        Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the Substitute Form W-9 and check the "Exempt from backup withholding" box on its face.

        For the purposes of these instructions, a "U.S. Holder" is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold their Shares through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A "Non-U.S. Holder" is any holder (other than a holder that is, or holds its Shares through, a partnership or other pass-through entity) that is not a U.S. Holder.

        See the attached Substitute Form W-9 for additional information and instructions concerning backup withholding.

        Withholding on Non-U.S. Holders.    Even if a Non-U.S. Holder (as defined above) has provided the required certification to avoid backup withholding tax, the Depositary (or other applicable withholding agent) will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder unless the Depositary (or other applicable withholding agent) determines that a reduced rate of withholding is available pursuant to an applicable income tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-U.S. Holder's conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to an income tax treaty, a Non-U.S. Holder must deliver to the Depositary (or other applicable withholding agent) before the payment a properly completed and executed IRS Form W-8BEN (or a suitable substitute form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the Non-U.S. Holder's conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary (or other applicable withholding agent) a properly completed and executed IRS Form W-8ECI (or a suitable substitute form) before payment is made. The Depositary (or other applicable withholding agent) will determine a shareholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted.

        A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a distribution) for U.S. federal income tax purposes or is otherwise able to establish that no tax or a reduced amount of tax is due and the requisite information is timely furnished to the IRS.

        HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING AND BACKUP WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

11.   Requests for Assistance or Additional Copies.

        Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

12.   Lost, Destroyed or Stolen Certificates.

        If any certificate(s) for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should contact BNY Mellon Shareowner Services, as Transfer Agent for the Company, at the numbers set forth on the back cover of this Letter of Transmittal to arrange for replacement of lost securities. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed and the tender is deemed by the Depositary to be in proper form prior to the Expiration Date. You may be required to purchase a surety bond in order to replace the Shares. You are urged to contact the Transfer Agent immediately if you wish to tender Shares that you are unable to locate or have been destroyed. If you do not contact the Transfer Agent promptly upon receipt of this Letter of Transmittal, you may not receive instructions for replacement in time to properly surrender your Shares for tender by the Expiration Date.

13.   Odd Lots.

        As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares properly tendered and not properly withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder's Shares at or below the Purchase Price. This preference will not be available to you unless you complete the section captioned "Odd Lots" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

14.   Order of Purchase in Event of Proration.

        As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Section 1 and Section 13 of the Offer to Purchase.

15.   Guaranteed Delivery.

        Any shareholder who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender such Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

        IMPORTANT. This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

To avoid backup withholding, you are required to fully and accurately complete this Substitute Form W-9. For additional instructions, see Instruction 10 of this Letter of Transmittal. You are required to check the appropriate box for your status to avoid withholding. If you are a non-U.S. taxpayer, please complete and return to the Depositary Form W-8BEN (or other suitable substitute form).

SUBSTITUTE	Name: Address:	Individual Sole Proprietor Partnership Corporation Other (specify)	☐ ☐ ☐ ☐ ☐

Form W-9
Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) and Certification	PART I. TAXPAYER IDENTIFICATION NUMBER (TIN) Please provide your Taxpayer Identification Number in the space at right and certify by signing and dating below.	SSN or EIN
PART II. EXEMPTION FROM BACKUP WITHHOLDING
	For payees exempt from backup withholding, check the box at right and sign and date below.	Exempt from backup withholding ☐

PART III. CERTIFICATION
Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

CERTFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature	Date:	, 2010

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST ALSO COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED ON
SUBSTITUTE FORM W-9 THAT YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number, and that if I do not provide my taxpayer identification number within 60 calendar days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature:	Date:	, 2010

 GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer —Social Security numbers (SSNs) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of shareholder:			Give the NAME and SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUIMBER of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC		The owner(3)
6.	Sole proprietorship or single-member LLC		The owner(3)
7.	A valid trust, estate, or pension trust		The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:
If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS by calling (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

  Payees specifically exempted from backup withholding include:

1.
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.
The United States or any of its agencies or instrumentalities.

3.
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.
A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.
An international organization or any of its agencies or instrumentalities.

  Payees that may be exempt from backup withholding include:

6.
A corporation.

7.
A foreign central bank of issue.

8.
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.
A futures commission merchant registered with the Commodity Futures Trading Commission.

10.
A real estate investment trust.

11.
An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.
A common trust fund operated by a bank under Section 584(a).

13.
A financial institution.

14.
A middleman known in the investment community as a nominee or custodian.

15.
A trust exempt from tax under Section 664 or described in Section 4947.

        The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for
Interest and dividend payments	All exempt recipients except for 9.
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.

        Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the "Exempt from Backup Withholding" box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

        Privacy Act Notice.    Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

        (1)    Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)    Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

        (3)    Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

        This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

BNY Mellon Shareowner Services

By First Class Mail:	By Facsimile Transmission:	By Registered, Certified or Express Mail, By Overnight Courier or By Hand:
BNY Mellon Shareowner Services Attn: Corporate Actions Department P.O. Box 3301 South Hackensack, NJ 07606	For Eligible Institutions Only: 201-680-4626 Confirm Facsimile Transmission by Telephone Only: 201-680-4860	BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

        Questions specifically relating to your shareholder account or stock certificates may be directed to BNY Mellon Shareowner Services at (877) 296-3711 (toll free) or (201) 680-6578.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        Questions and requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D. F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others, Call Toll Free: (800) 967-4612

QuickLinks

  Exhibit (a)(1)(A)(ii)
The Depositary for the Offer is
Note: Signatures must be provided below
Please read the accompanying instructions carefully before completing this Letter of Transmittal.
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
ODD LOTS (See Instruction 13)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9